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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                December 23, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                 HANDY & HARMAN
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          New York                        1-5365                  13-5129420
----------------------------     ------------------------       --------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)



250 Park Avenue New York,  New York, New York                       10177
---------------------------------------------                   --------------
  (Address of Principal Executive Offices)                        (Zip Code)



                                 (212) 661-2400
               --------------------------------------------------
               Registrant's telephone number, including area code



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
         ------------

         On December 23, 1997, at a meeting of the Board of Directors of Handy & Harman, the Board approved an amendment to Handy & Harman's By-laws. Article I,
Section 1 of Handy & Harman's By-laws was amended such that the first paragraph of Article I, Section 1 would read in its entirety as follows:

         "The annual meeting of the shareholders of the corporation shall be held annually, at such place and hour and on such date as the board of directors may fix, for the election of directors and for the transaction of such other business as may properly come before the meeting."

         A copy of Handy & Harman's By-laws, as amended and restated, is attached hereto as Exhibit 1.


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Item 7.      Financial Statements and Exhibits.
-------      ----------------------------------

(c)          Exhibits.
             --------

    Exhibit No.     Description
    -----------     -----------

    1.              Amended and Restated By-laws of Handy
                    & Harman.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 24, 1997

                                             HANDY & HARMAN

                                             By: /s/  Paul E. Dixon
                                                --------------------------
                                                Name: Paul E. Dixon
                                                Title: Senior Vice President,
                                                       General Counsel
                                                       and Secretary



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                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.                Description
         -----------                -----------

         1.                         Amended and Restated By-laws of
                                    Handy & Harman.